                                                                    Exhibit 99.2

                            CENTERPOINT ENERGY, INC.

                          NOTICE OF GUARANTEED DELIVERY
                                       FOR
                                OFFER TO EXCHANGE

                3.75% CONVERTIBLE SENIOR NOTES, SERIES B DUE 2023
                               AND AN EXCHANGE FEE
                               FOR ALL OUTSTANDING
                     3.75% CONVERTIBLE SENIOR NOTES DUE 2023
                    (CUSIP NOS. 15189T AA 5 AND 15189T AC 1)

      This form, or one substantially equivalent hereto, must be used by a holder to accept the Exchange Offer of CenterPoint Energy, Inc. ("CenterPoint Energy") and to tender outstanding 3.75% Convertible Senior Notes due 2023 (the "old notes"), to JPMorgan Chase Bank, National Association, as exchange agent (the "exchange agent"), pursuant to the guaranteed delivery procedures described in "The Exchange Offer -- Guaranteed Delivery Procedures" of CenterPoint
Energy's prospectus dated      , 2005 (the "prospectus") and in Instruction 2 to
the related letter of transmittal. Any holder who wishes to tender old notes pursuant to such guaranteed delivery procedures must ensure that the exchange agent receives this notice of guaranteed delivery, properly completed and duly executed, prior to the expiration date (as defined below) of the exchange offer. Capitalized terms used but not defined in this letter have the meanings given to them in the letter of transmittal.

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON          ,              , 2005, UNLESS EARLIER TERMINATED OR EXTENDED.

                  The exchange agent for the Exchange Offer is:

                    JPMorgan Chase Bank, National Association
                                 (800) 275-2084

                         BY OVERNIGHT, COURIER OR HAND:

                    JPMorgan Chase Bank, National Association
                          Institutional Trust Services
                          2001 Bryan Street, 9th Floor
                               Dallas, Texas 75201
                             Attention: Frank Ivins

                                    BY MAIL:

                                  P.O. Box 2320
                            Dallas, Texas 75521-2320

                   BY FACSIMILE (ELIGIBLE INSTITUTIONS ONLY):

                                 (214) 468-6494
                             Attention: Frank Ivins

                      For information call (800) 275-2084.

      DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE TO A NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS NOTICE OF GUARANTEED DELIVERY SHOULD BE READ CAREFULLY BEFORE THE NOTICE OF GUARANTEED DELIVERY IS COMPLETED.

      THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON THE LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY A "MEDALLION SIGNATURE GUARANTOR" UNDER THE INSTRUCTIONS THERETO, THAT SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE IN THE BOX PROVIDED ON THE LETTER OF TRANSMITTAL FOR GUARANTEE OF SIGNATURES.

Ladies and Gentlemen:

      The undersigned hereby tenders to CenterPoint Energy, in accordance with its offer, upon the terms and subject to the conditions set forth in the prospectus and the related letter of transmittal, receipt of which is hereby acknowledged, the principal amount of old notes set forth below pursuant to the guaranteed delivery procedures set forth in the prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures" and in Instruction 2 of the letter of transmittal.

      The undersigned hereby tenders the old notes listed below:

 CERTIFICATE NUMBER(s)
(IF KNOWN) OF OLD NOTES          AGGREGATE PRINCIPAL       AGGREGATE PRINCIPAL
OR ACCOUNT NUMBER AT DTC         AMOUNT REPRESENTED        AMOUNT TENDERED
-------------------------        -------------------       ------------------


                            PLEASE SIGN AND COMPLETE

_____________________________________      ____________________________________

_____________________________________      ____________________________________
Names of Registered Holder(s)              Signature(s) of Registered Holder(s)
                                           or Authorized Signatory
_____________________________________

_____________________________________
Address                                    Dated: ______________________________

_____________________________________
Area Code and Telephone Number(s)

      THIS NOTICE OF GUARANTEED DELIVERY MUST BE SIGNED BY THE REGISTERED HOLDER(s) OF OLD NOTES EXACTLY AS THE NAME(s) OF SUCH PERSON(s) APPEAR(s) ON CERTIFICATES FOR OLD NOTES OR ON A SECURITY POSITION LISTING AS THE OWNER OF OLD NOTES, OR BY PERSON(s) AUTHORIZED TO BECOME HOLDER(s) BY ENDORSEMENTS AND DOCUMENTS TRANSMITTED WITH THIS NOTICE OF GUARANTEED DELIVERY. IF SIGNATURE IS BY A TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OF A CORPORATION OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, SUCH PERSON MUST PROVIDE THE FOLLOWING INFORMATION:

                      PLEASE PRINT NAME(s) AND ADDRESS()

Name(s):
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Capacity:
________________________________________________________________________________

Address(es):
________________________________________________________________________________

________________________________________________________________________________

                                    GUARANTEE

                    (not to be used for signature guarantee)

      The undersigned, a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States, or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, in each case that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Security Transfer Agent Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchange Medallion Program, hereby guarantees deposit with the exchange agent of the letter of transmittal (or facsimile thereof or agent's message in lieu thereof), together with the old notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such old notes into the exchange agent's account at the DTC described in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering -- Book-Entry Transfer" and in the letter of transmittal) and any other required documents, all by 5:00 p.m., New York City time, within three New York Stock Exchange trading days following the Expiration Date.

Name of Firm:_______________________        __________________________________
                                                   (Authorized Signature)

Address:____________________________
           (Include ZIP Code)               Name:_____________________________

Area Code and Telephone Number:             Title:____________________________
                                                   (Please Type or Print)
____________________________________
                                            Date:______________________________

      Do not send old notes with this form. Actual surrender of old notes must be made pursuant to, and be accompanied by, a properly completed and duly executed letter of transmittal and any other required documents.

                                       3